Exhibit 99.1

ECD Auto Design Announces Expanded 2026 Product Lineup, Including New Heritage Programs, Modern Platforms, and Upgraded Safety Innovations

KISSIMMEE, Fla., Dec. 26, 2025 (GLOBE NEWSWIRE) -- ECD Auto Design, Inc., ("ECD" or the "Company") (NASDAQ: ECDA) a Florida-based luxury vehicle manufacturer known for re-engineering some of the world’s most iconic automobiles, today announced a major expansion of its product lineup for 2026. The new programs span heritage-inspired sports coupes, classic SUVs, and modern lifestyle 4x4s, underscoring ECD’s commitment to design-led innovation and elevated engineering across every division.

The 2026 development roadmap introduces new model families, deeper engineering refinement, and a renewed focus on integrating modern safety and convenience features into classic platforms—advancements that set a new benchmark for craftsmanship and drivability in the bespoke automotive space.

New Boutique Heritage Programs

ECD’s Boutique division will expand in 2026 with a curated lineup of historically inspired performance icons, including programs influenced by:

●	BMW CSL-era legends, utilizing contemporary drivetrain integration and structural enhancements, focusing on revitalizing BMW icons such as the E9, E24 and E30.

●	Classic Jaguar sports models, re-engineered for modern road manners and premium craftsmanship, focusing on GTO models with hand built aluminum bodies.

●	Vintage Porsche interpretations, blending period-correct aesthetics with upgraded technical systems, leaning into 90’s aggressive styling and powerful turbos.

●	Heritage Mustang redesigns, combining American muscle DNA with ECD’s signature refinement, standing true with Roush performance engine packages and performance.

We believe these programs prioritize design accuracy, elevated materials, and modern engineering capability—offering collectors a distinctly contemporary evolution of revered automotive eras.

Classic SUV Expansion and Dual-Line Production Strategy

ECD’s classic SUV lineup will enter a new era in 2026 with a more defined and structured approach to product development. ECD is formally dividing its vintage SUV offerings into two distinct divisions—Heritage and Custom—each supported by its own dedicated production assembly line. We believe that this structure ensures that every vehicle is engineered and assembled with the appropriate level of complexity, craftsmanship, and customization based on its price point and technical scope.

The Heritage Line will focus on period-correct restorations that honor original styling and character while incorporating essential modern upgrades.
The Custom Line will support more advanced, highly personalized builds, offering expanded mechanical options, bespoke interiors, and deeper design flexibility.

As part of the 2026 lineup roadmap, ECD also plans to introduce a new American classic SUV platform into its lineup—an iconic vintage model that broadens the company’s footprint in the domestic heritage segment while complementing the existing portfolio of British and international nameplates. This new platform will follow ECD’s well-established approach: authentic exterior presentation, refined interiors, and carefully integrated modern performance enhancements.

In parallel, ECD is launching a comprehensive safety and convenience modernization initiative across both the Heritage and Custom divisions. This new program will introduce features such as:

●	Anti-lock braking systems (ABS)

●	Global remote locking and opening systems

●	Power-assisted tailgates

●	Additional usability improvements designed to modernize the driving experience

These new enhancements are designed to elevate everyday drivability and safety while maintaining the visual authenticity and character of each classic SUV.

“Every lesson we’ve learned over the past decade is now applied before any of our classic SUVs enter production,” said Elliot Humble, Product Development Director at ECD Auto Design. “Whether a client chooses a Heritage build or a fully Custom commission, all of our latest engineering efficiencies, safety innovations, and process refinements are incorporated from day one. Every vehicle benefits from the continuous evolution of our craft.”

Modern Platform Expansion Through Chelsea Truck Company USA

Alongside its heritage programs, ECD is also expanding its modern lineup through the Chelsea Truck Company USA brand, introducing new custom programs built on:

●	New Land Rover Defender

●	Ineos Grenadier

●	Range Rover Long Wheelbase

●	Range Rover Sport

●	Jeep platforms

●	Mercedes-Benz G-Wagen

●	Toyota Land Cruiser

These vehicles will feature updated ride quality, bespoke interiors, advanced electronics, and signature CTC design cues, delivering a modern, rugged-luxury ownership experience with a high degree of personalization.

Engineering Excellence Across All Programs

To support this broadened product range, ECD has introduced upgraded engineering and design systems, including modular build architectures, improved electrical frameworks, refined chassis integrations, and enhanced quality-control processes. These improvements will allow ECD to maintain the craftsmanship of its bespoke roots while elevating performance, reliability, and safety across every platform.

A Design-Led Evolution for 2026

“2026 represents a breakthrough year for ECD’s product development,” Scott Wallace, CEO, said. “From expanded heritage programs to modern SUV platforms and new safety innovations for classic vehicles, we’re building the most comprehensive and forward-thinking portfolio in our history—while staying true to the character of the icons our clients love.”

About ECD Automotive Design
ECD, a public company trading under ECDA on the Nasdaq, is a creator of restored luxury vehicles that combines classic beauty with modern performance. Currently, ECD restores Land Rovers Series, Land Rover Series IIA, the Range Rover Classic, Jaguar E-Type, Ford Mustang, Toyota FJ, and highly specialized vehicles from its Boutique Studio. Each vehicle produced by ECD is fully bespoke, a one-off that is designed by the client through an immersive luxury design experience and hand-built from the ground up in 2,200 hours by master-certified Automotive Service Excellence (“ASE”) craftsmen. The company was founded in 2013 by three British “gear heads” whose passion for classic vehicles is the driving force behind exceptionally high standards for quality, custom luxury vehicles. ECD’s global headquarters is a 100,000-square-foot facility located in Kissimmee, Florida, that is home to 95 talented and dedicated employees who hold a combined 80 ASE and five master level certifications. ECD has an affiliated logistics center in the U.K., where its five employees work to source and transport 25-year-old work vehicles back to the U.S. for restoration. For more information, visit www.ecdautodesign.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes express or implied statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may contain projections of our future results of operations or of our financial information or state other forward-looking information. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “attempting,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2024 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.

Media Inquiries:
Dia Stewart
dia@ecdautodesign.com
(407) 483-4825

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/a8973d2b-833e-424e-99b1-f32c65da7a5c